Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 199.03
Total Fee Amount	199.03
Total Transaction Valuation	1,300,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00